Exhibit 99.4

12/99                                                                     Page 1
                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                $     2,725,549,059.35
Beginning of the Month Finance Charge Receivables:           $       124,951,710.79
Beginning of the Month Discounted Receivables:               $                 0.00
Beginning of the Month Total Receivables:                    $     2,850,500,770.14


Removed Principal Receivables:                               $                 0.00
Removed Finance Charge Receivables:                          $                 0.00
Removed Total Receivables:                                   $                 0.00


Additional Principal Receivables:                            $                 0.00
Additional Finance Charge Receivables:                       $                 0.00
Additional Total Receivables:                                $                 0.00


Discounted Receivables Generated this Period:                $                 0.00


End of the Month Principal Receivables:                      $     2,724,412,350.06
End of the Month Finance Charge Receivables:                 $       122,550,039.88
End of the Month Discounted Receivables:                     $                 0.00
End of the Month Total Receivables:                          $     2,846,962,389.94


Special Funding Account Balance                              $                 0.00
Aggregate Invested Amount (all Master Trust Series)          $     2,300,000,000.00
End of the Month Transferor Amount                           $       424,412,350.06
End of the Month Transferor Percentage                                       15.58%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                      RECEIVABLES


       30-59 Days Delinquent                                 $        62,265,619.33
       60-89 Days Delinquent                                 $        48,055,312.48
       90+ Days Delinquent                                   $        99,437,243.90
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12/99                                                                     Page 2

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
       Total 30+ Days Delinquent                             $       209,758,175.71
       Delinquent Percentage                                                  7.37%

Defaulted Accounts During the Month                          $        19,590,834.14
Annualized Default Percentage                                                 8.63%

Principal Collections                                                393,590,009.10
Principal Payment Rate                                                       14.44%

Total Payment Rate                                                           15.45%


INVESTED AMOUNTS


       Class A Initial Invested Amount                       $       322,000,000.00
       Class B Initial Invested Amount                       $        28,000,000.00

INITIAL INVESTED AMOUNT                                      $       350,000,000.00

       Class A Invested Amount                               $       368,000,000.00
       Class B Invested Amount                               $        32,000,000.00

INVESTED AMOUNT                                              $       400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                               14.68%
PRINCIPAL ALLOCATION PERCENTAGE                                              14.68%


MONTHLY SERVICING FEE                                        $           500,000.00

INVESTOR DEFAULT AMOUNT                                      $         2,875,131.23


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                  92.00%

       Class A Finance Charge Collections                    $         6,779,828.97
       Other Amounts                                         $                 0.00

TOTAL CLASS A AVAILABLE FUNDS                                $         6,779,828.97
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12/99                                                                     Page 3

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
       Class A Monthly Interest                              $         2,336,442.22
       Class A Servicing Fee                                 $           460,000.00
       Class A Investor Default Amount                       $         2,645,120.73

TOTAL CLASS A EXCESS SPREAD                                  $         1,338,266.02


REQUIRED AMOUNT                                              $                 0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                   8.00%

       Class B Finance Charge Collections                    $           589,550.34
       Other Amounts                                         $                 0.00

TOTAL CLASS B AVAILABLE FUNDS                                $           589,550.34


       Class B Monthly Interest                              $           206,946.67
       Class B Servicing Fee                                 $            40,000.00


TOTAL CLASS B EXCESS SPREAD                                  $           342,603.67


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                          $         1,680,869.69


       Excess Spread Applied to Required Amount              $                 0.00

       Excess Spread Applied to Class A Investor             $                 0.00
       Charge Offs

       Excess Spread Applied to Class B                      $           230,010.50
       Interest, Servicing Fee and Default
       Amount

       Excess Spread Applied to Reductions of                $                 0.00
       Class B Invested Amount
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12/99                                                                     Page 4

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
       Excess Spread Applied to Monthly Cash                 $            30,843.57
       Collateral Fee

       Excess Spread Applied to Cash Collateral              $                 0.00
       Account

       Excess Spread Applied to other amounts owed           $               343.67
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                  $         1,419,671.95


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                            $         8,014,101.28


SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO               $                 0.00
SERIES 1995-C

       Excess Finance Charge Collections Applied to          $                 0.00
       Required Amount

       Excess Finance Charge Collections Applied to          $                 0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to          $                 0.00
       Class B Interest, Servicing Fee and Default Amounts

       Excess Finance Charge Collections Applied to          $                 0.00
       Reductions of Class B Invested Amount

       Excess Finance Charge Collections Applied to          $                 0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to          $                 0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to          $                 0.00
       other amounts owed Cash Collateral Depositor
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12/99                                                                     Page 5

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
YIELD AND BASE RATE --

       Base Rate (Current Month)                                              8.73%
       Base Rate (Prior Month)                                                7.70%
       Base Rate (Two Months Ago)                                             7.68%

THREE MONTH AVERAGE BASE RATE                                                 8.04%

       Portfolio Yield (Current Month)                                       13.48%
       Portfolio Yield (Prior Month)                                         11.77%
       Portfolio Yield (Two Months Ago)                                      14.61%

THREE MONTH AVERAGE PORTFOLIO YIELD                                          13.29%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                 92.00%

       Class A Principal Collections                         $        53,141,846.05

CLASS B PRINCIPAL PERCENTAGE                                                  8.00%

       Class B Principal Collections                         $         4,621,030.09

TOTAL PRINCIPAL COLLECTIONS                                  $        57,762,876.14

REALLOCATED PRINCIPAL COLLECTIONS                            $
                                                             $                 0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER            $                 0.00
SERIES



CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                        $                 0.00
       Deficit Controlled Amortization Amount                $                 0.00

CONTROLLED DEPOSIT AMOUNT                                    $                 0.00
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12/99                                                                     Page 6

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
CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                        $                 0.00
       Deficit Controlled Accumulation Amount                $                 0.00

CONTROLLED DEPOSIT AMOUNT                                    $                 0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL          $        57,762,876.14
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                 $                 0.00

CLASS B INVESTOR CHARGE OFFS                                 $                 0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                      $                 0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                      $                 0.00


CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                       $        52,000,000.00
       Available Cash Collateral Amount                      $        52,000,000.00



TOTAL DRAW AMOUNT                                            $                 0.00
CASH COLLATERAL ACCOUNT SURPLUS                              $                 0.00

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                                          First USA Bank, NA,
                                          as Servicer


                                          By:  /s/ Tracie H. Klein
                                               -------------------------------
                                               Tracie H. Klein
                                               First Vice President